UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2022

MARATHON BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56269	86-2191258
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 Scott Street, Wausau, Wisconsin		54402
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (715) 845-7331

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On June 28, 2022, the Board of Directors of Marathon Bancorp, Inc. (the “Company”) appointed Ann M. Werth to the Company’s Board of Directors.  The Boards of Directors of Marathon MHC (the Company’s majority stockholder) and Marathon Bank also appointed Ms. Werth to their respective boards.

Ms. Werth was the former Community and Economic Development Director of the City of Wausau, Wisconsin. She was instrumental in the development of the Wausau River District and the commercial and retail development of downtown Wausau.   Ms. Werth is a lifelong Wausau resident and has focused on community and economic development for the past 30 years and serves as a Board Member of the Community Foundation of North Central Wisconsin.

There were no understandings or arrangements with any person regarding this appointment to the Board of the Company.  Ms. Werth has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.   The Board has not yet determined which committees Ms. Werth will serve as a member.

In connection with Ms. Werth’s appointment to the Board of the Company, she received 874 shares of Company restricted stock and 1,092 stock options. The restricted stock and the stock options vest 20% per year over the course of five years with each vesting date occurring on the anniversary of the date the awards were granted. Ms. Werth must continue to serve as a member of the Board in order to vest in her awards. Vesting accelerates in the event of death, disability, or involuntary termination of service following a change in control.  The stock options have an exercise price of $11.16 per option and a ten-year term to exercise from the date of grant. The stock awards were made pursuant to the Company’s 2022 Equity Incentive Plan.

Item 9.01. Financial Statements and Exhibits
(d)  Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Marathon Bancorp, Inc.
DATE: June 30, 2022	By:	/s/ Nicholas W. Zillges
Nicholas W. Zillges President and Chief Executive Officer